UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09038

                               The Olstein Funds
               (Exact name of registrant as specified in charter)

                             4 Manhattanville Road
                               Purchase, NY 10577
              (Address of principal executive offices) (Zip code)

                               Robert A. Olstein
                    (Name and address of agent for service)

                                 1-800-799-2113
               Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                      THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                               SEMI-ANNUAL REPORT
                               December 31, 2004

Chairman's Message                                            February 24, 2005

Dear Shareholders:

We would like to wish our shareholders and friends a healthy and prosperous 2005. We are proud of our performance during 2004 (11.05%), especially when compared to the rates available on lower risk fixed income investments (three to five year U.S Treasury securities currently yield about 3.8%).

Whereas many investors have turned up their noses at single digit equity returns throughout the last ten years, we believe future equity market returns should mirror corporate earnings growth which we estimate to be in the low to mid single digits going forward. Thus, we believe that the top 25% of equity investment managers over the next three years will only produce annualized returns of 9% or 10%. We measure the top 25% of equity investment managers based on absolute returns when compared to all equity managers, as opposed to relative returns within style boxes (i.e. large cap, small cap, mid cap, value, growth, etc.) We believe that those managers who base investment decisions on intrinsic values and excess cash flow will increase their odds of achieving top 25% status. Although 9% or 10% annualized returns are below the Fund's annualized return since inception (17.05% based on an inception date of 9/21/95), such a return would be more than double the current five-year yield on U.S. Treasury securities.

Although past performance is no guarantee of future results, we encourage investors to analyze the chart at the end of the letter which shows on a quarterly basis the value of a hypothetical $10,000 investment made at the Fund's inception (9/21/95). Our returns are a tribute to the well-trained investment team that is actively involved in all aspects of the investment decision-making process, and provides checks and balances, as well as contrary thinking within the basic discipline. Simply stated, our investment philosophy is an accounting-based, value driven discipline which seeks to buy stocks whose market prices, as a result of temporary factors, have fallen below our estimate of a company's intrinsic value. History has proven that over time, stock prices tend to converge with intrinsic business values. Thus, if we are correct in our valuations, patience is usually required to allow market values to converge with intrinsic value. It is important, therefore, to adhere to our discipline during periods in which undervalued securities may be in a state of hibernation.

We believe if shareholders have an understanding of why they chose the Fund (which we believe should be based on a thorough understanding of our investment process), then, short-term factors, such as under-performance relative to a narrow peer group or a negative market environment, would have less of an influence on important long-term investment decisions. Our confidence in our investment style and discipline, and its ability to achieve the Fund's objective of long-term capital appreciation is based on tenets and principles of value investing (listed below) that I have developed, with my staff, over the past 37 years.

   o We believe there is a high correlation between long-term performance and error avoidance. Thus, we consider downside risk when purchasing a security before considering its upside potential.

   o We define risk according to a company's financial strength, predictability of cash flow, and the quality of earnings (how realistically we believe the financial statements reflect economic reality), as opposed to the size of the company, number of years in business or the volatility of the stock or relative price earnings ratio.

   o We believe that buying companies with excess cash flow (more cash coming in than going out after capital expenditures and working capital needs) at a discount to their intrinsic value, is the best way to attempt to minimize financial risk.

   o In assessing risk, we believe it is more important to determine how realistically a company's reporting practices reflect economic reality, rather than whether or not a company's financial statements are in accordance with Generally Accepted Accounting Principles (GAAP). We would rather spend one night with a company's financial statements utilizing an inferential analysis to look behind the numbers than spend one-day personally interviewing management. We care what management is doing rather than saying.

   o We believe that excess cash flow returns compared to the yield on U.S. Treasuries has more validity than relative price earnings ratios.

   o We believe the three most important characteristics to consider when selecting a stock are price, price, price; and that waiting for a catalyst to appear before buying an undervalued stock will result in the purchase of a fully valued stock. Our "timing" is paying the right price.

   o We believe you cannot limit your search for value. Value can occur in large companies, small companies, cyclical companies, growth companies, technology companies, etc. We believe setting up artificial barriers to investing can be performance limiting.

   o We believe the most important virtue of a value investor is patience. Periods of misperception, which produce discount prices, may take considerable time to unwind. However, the rewards, when and if the misperception is corrected, can produce favorable investment results. The desire to be right all of the time is a road block to being right over time.

   o We believe having a strict sell discipline, which reaches sell conclusions based on valuations rather than price momentum or crowd psychology is a required discipline of a value investor.

IT IS ABOUT ABSOLUTE RETURNS!

Over the last twenty years, the concepts of relative performance within style boxes, indexing, as well as the type of structure under which a manager practices his philosophy (such as hedge funds, alternative investment styles, individual accounts, etc.), have been sold to the public as a method of risk diversification. We believe that the investment manager, the investment philosophy and absolute long-term returns relative to the risks taken are the only important factors to consider by investors who wish to diversify their investments. Investors who diversified their mutual fund portfolio according to style boxes, have been taught to accept any return received as long as the manager was best of style (four or five stars), despite achieving below average absolute returns when compared to all funds. On the other hand, investors have been taught to avoid managers showing poor relative returns within an artificially constructed category or style box despite showing outstanding relative positive absolute returns when compared to all funds. Comparing absolute returns against all funds is much more objective than constructing artificial barriers when making meaningless comparisons. For example, would you want the 30th best major leaguer on your baseball team or the best high school player? Financial health cannot be defined by relative performance within style boxes, nor can one spend relative performance at any store especially if the absolute returns are negative.

Style box investing has become so ingrained over the past 20 years that some managers select stock portfolios in an attempt to achieve relative returns that match or exceed competitors within their style box, in order to achieve high marks by the rating services. We believe such objectives indirectly place the maximization of absolute returns as a secondary objective. We believe managers who set absolute performance goals have a decided advantage in achieving their shareholders' investment objectives over managers who set relative performance goals under the theory of style box investing. This advantage should be demonstrated during our predicted three-year period of mid-single digit overall market returns. Although we support any manager's choice to be a style box investor, these managers should not hide behind style box constraints to explain poor absolute performance if incurred. We define growth fund managers as those managers who attempt to grow their shareholders capital regardless of their style, or what type of stock they select. Growth fund managers can be value managers, momentum managers, small stock managers or managers who only buy growth stocks. At the end of the day, all equity managers should be compared to each other over long periods of time and be held to absolute long-term performance standards despite their style. Managers have the right to select their styles, but should have to perform relative to all styles. Investors should select a manager who practices a discipline or style which performs against all equity managers over time, as well as produces positive relative returns to short-term U.S. Treasury securities. In essence, it is not the style that is important but the manager's ability to successfully apply a style.

Most investors get impatient during periods of underperformance. There are always going to be periods when good managers do not perform but all managers should be expected to produce long-term (five years and more) positive absolute returns. The Kiplinger's December 2004 issue contained an article entitled "When NOT To Ditch a Fund" by Ken Gregory and Steve Savage (co-authors of a well-respected mutual fund newsletter). The authors had the following to say about switching mutual funds based on poor performance:

   "Should poor performance trigger the sale of a stock mutual fund? Not always. Even great stock pickers blow it from time to time-but not because they suddenly wake up stupid. If you decide to sell a loser, come to that conclusion only after digging beyond the performance problem. Rationally assessing fund performance requires you to accept the fact that even the best people in the business can make mistakes or get out of sync with the overall market. To drive home this point, we looked at Morningstar data going back ten years and, using some common-sense constraints, screened for top-decile performers in the large-company growth, value and blend groups. We then counted the number of calendar years in the past ten that each of these long-term winners really struggled, as defined by a bottom-quartile performance in their category. The percentage of years in which the average top-decile fund fell to the bottom quartile ranged from 14% to 20% across these categories. Combining the value and growth categories, exactly one-third of the funds was in the bottom quartile at least three years out of ten."

At times, the financial press and mutual fund rating services inadvertently take investors away from the most important facets for selecting and staying with a Fund. As previously stated, funds should not be selected by short-term relative performance measurements within artificially constructed style boxes, but by absolute returns over long periods of time relative to all funds. Relative performance cannot be taken to the bank. Although everybody likes instantaneous gratification and continuous performance, we have yet to find a fund that delivers continuous performance without interruption. At Olstein, we are proud to be independent thinking portfolio managers who understand long-term absolute returns and do not worry about short-term relative performance. It is our belief investors should choose managers who accept responsibility for absolute performance over time.

SOME COMMENTS FROM OUR DIRECTOR OF RESEARCH, VICTOR CUNNINGHAM

In a recent issue of Fortune magazine, Jeremy Siegel wrote an enlightening article entitled, "The Growth Trap". In the article, Mr. Siegel profiled the Top 20 performing stocks from 1957 to 2003. He was trying to find a common thread that separated these stocks from the rest of the pack. The results were fascinating not only because of the companies that made the list, but also because of the companies that did not. Most people could identify the winners (Coke, Heinz, Wrigley, etc) because they were predominantly household names.
All the companies mentioned have been steady growers, but it would be difficult to call any of those companies big growers. The most exciting stocks of the day such as IBM, Xerox, etc. (tech stocks) did not make the list despite growing at a much faster rate than The Top Twenty. Although, these companies were growing faster than The Top Twenty, stocks such as IBM and Xerox had high price earnings ratios and thus the prices that were discounting a continuation of the meteoric growth being experienced at the time, which turned out not to be true.

According to Mr. Siegel, the companies who made the Top Twenty not only had enduring business models but were trading at modest multiples to their eventual growth rates in 1957. In essence, Wall Street under estimated their future growth. These companies were also generous in sharing their profits with shareholders via stock dividends. The most important criteria was that The Top Twenty companies were selling at price/earnings multiples in 1957, which understated their eventual growth rate, or in essence, the price was cheap relative to the future cash flow actually generated. Many companies grew faster than the top twenty but the growth rates were already embedded in the price.

Every year is unique in investing and 2004 was no different. Volatility was muted for most of 2004. It was one of those years when fear did not show up.
We tend to like investing environments when others are fearful, but 2004 presented fewer opportunities than normal. Yet, we were still able to generate double digit returns once again by being invested in well run companies in which the prices that we purchased these companies were not discounting the cash flows that eventually were earned. In addition, the Fund's investments generated excess cash flows, robust returns on capital and had managements who were willing to share their cash flows with shareholders. Similar to the companies in Jeremy Siegel's article, our goal is to purchase companies at prices that underestimate a company's ability to generate future excess cash flow.

In this letter, we wanted to profile two companies that we own which fit the under appreciated investment model discussed above. Kimberly Clark (KMB) and Tupperware (TUP). We have been happy shareholders of Kimberly Clark since late 2002 and took a position in Tupperware in late 2003 and early 2004.

Kimberly Clark appreciated 11% in 2004 and paid a 3% dividend during the year as well. Kimberly Clark is large consumer products company which produces a variety of products ranging from Kleenex tissues to Huggies diapers. We were able to invest in KMB a few years back after their chief rival Proctor & Gamble initiated a price war in an attempt to pick up market share in the diaper business. Kimberly Clark's volumes and prices were under attack. Wall Street was down on Kimberly Clark. As it often happens, investors got too pessimistic about KMB's prospects assuming the pricing war would rage on for some time. Pricing got more rational and KMB has been able to defend their share without putting undue pressure on margins. More impressively, management has been laser focused on improving their returns on capital. Capital expenditures have been rationalized, lower return businesses have been spun out and costs have been cut prudently. All of these measures have resulted in rising cash flows and more capital being returned to investors. In 2004 alone, KMB will return over $2 billion to shareholders. Not bad for a company with a market cap of roughly $30 billion.

Tupperware's problems were more self-inflicted, but we also felt they were short-term. Tupperware is a large direct seller of storage products to customers in over 100 countries. Tupperware was up over 19% in 2004 and earned over a 5% dividend as well. In 2002, Tupperware made a critical error of trying to aggressively expand their distribution to the retail channel. They entered into a partnership agreement with Target which failed miserably. Many on their direct sales staff rebelled against the move and left Tupperware as the Target partnership was cutting into their direct marketer's sales. Tupperware quickly realized their error and terminated the partnership with Target and worked to improve relations with their salespeople. We analyzed Tupperware's potential and were comfortable with how management was responding to past errors and believe in time the problem could be solved. We were also comforted by the fact that these problems were contained to the US. The US is an important region, but Tupperware generated over 75% of its sales from outside the US. We felt investors were overlooking this crucial point. Finally, Tupperware was paying over a 6% dividend at the time and it had the free cash generating ability to keep paying it. We believed the price we paid would reward us handsomely if we waited and Tupperware was successful in correcting the errors. The turnaround continues as Tupperware continues to build back up their sales staff. In the meantime, we have confidence in their business model and feel we will be rewarded in the future via higher excess cash flow, higher multiples and healthy dividends.

We often say that investing is not a sprint, but a marathon. As Jeremy Siegel reminded us in his article, it is important to not only focus on business models and total returns, but also to be careful about what you pay for stocks. In both of the situations above, our patience and ability to see past the pessimism allowed us to pay the right price and create shareholder value. The three most important ingredients to a successful investment is paying the right price, paying the right price and paying the right price. Overpaying for a great company can result in a bad investment.

SOME COMMENTS FROM THE CO-PORTFOLIO MANAGER, SEAN REIDY

I would like to bring my fellow shareholders up to date on the reasoning behind some recent purchases of securities in our Fund. Quanta Services was added to the fund after the writing of our last shareholder letter. Quanta provides specialized contracting services to the electric utilities, telecommunication and cable television operators and governmental entities. Their services include designing, installing, repairing and maintaining network infostructures. Quanta Services has become the second largest specialty contractor in the electric utility market and the number two or three player in the telecomm and cable markets. Quanta's national presence gives them an advantage when they bid on nation wide contracts. In the utility business, they have a proprietary technology that allows them to work on power lines without any disruption in service to their customers. They are the only contractor with this unique technology. The thesis for owning Quanta is simple. We expect Quanta to be one of the bigger beneficiaries of the fiber to the premise build out currently going on by both Verizon and SBC Communications. Over a longer term they should be one of the biggest players in the desperately needed overhaul of the U.S. power grid. We estimate that the utilities have under spent by approximately three billion dollars a year for the last three years on the transmission and distribution of electricity. It is a problem that eventually has to be addressed. Quanta estimates that it will cost somewhere between $100 billion and $200 billion over the next ten to fifteen years to expand, upgrade and maintain the nations power grid to meet current and future demand for energy needs. Unfortunately there is no clear evidence when or if these expenditures will begin creating uncertainty for Quanta resulting in a low current market valuation for the company. Our analysis tells us that the company has tremendous operating leverage when their revenues do pick up. This should translate in to earnings power in the $1.00 to $1.50 per share range. Quanta today has over $200 million in cash on the balance sheet and little over $450 million in debt, the bulk being convertible debt. Quanta is currently cash flow positive. We feel that by exercising, our patience we should amply rewarded over the next three to five years.

In order to take advantage of what we see as a continued trend in rising energy prices we recently took a position in Patterson-UTI Energy. Patterson is the second largest land driller in the North America in terms of rigs with over 360. It is the number one contractor in terms of wells drilled and total footage drilled. Patterson provides contract-drilling services in Texas, Arkansas, Louisiana the Rocky Mountains and western Canada. Patterson works on the basic premise of supply and demand. When the price of oil and gas rise, more companies want to extract it from the ground. There are a finite number of rigs to drill for the oil and gas so when all of the rigs are being utilized the price for contracting out a rig rises. Consequently, Patterson operating margins also expand thereby improving the bottom line. While we are not in the business of predicting the price of oil in gas, we do believe that with the emergence of China as a major consumer of fossil fuels over the next ten years which should create continued demand for oil and gas. Patterson and their rival Nabors Drilling control virtually all of the rigs available for land drilling in North America so they have some control over how many rigs are in the market at any given time and thus some control over pricing. We think Paterson will be smart enough to rationalize pricing over the long-term and will be able to generate substantial free cash flow. Currently, Patterson has cash on the balance sheet with no debt, they generate good free cash flow and we expect their operating margins to expand as well as their return on capital.

We value your trust and look forward to working with Bob as we attempt to achieve the Fund's investment objective over the next three to five years.

CONCLUSION

In conclusion, the tenet's listed above explain an accounting based value driven mutual fund who assesses downside risk before upside potential. Our performance objective is to produce long-term absolute returns which exceed three to five year U.S Treasury security yields by enough of a margin to reward our shareholders for investing in equities, and without regards to the returns of our competitors. Once again, we would like to wish our shareholders and friends a Happy New Year. We value our shareholders, and remember that our equity investments are along side yours.

Very truly yours,

/s/Robert A. Olstein

Robert A. Olstein
Chairman and Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995. (WITH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS REINVESTED BUT NO DEDUCTION OF TAXES ON REINVESTED DISTRIBUTIONS - SEE "DETAILS")

               VALUE OF SHARES OWNED,                    VALUE OF SHARES OWNED,
                IF INITIAL INVESTMENT                     IF INITIAL INVESTMENT
    DATE             WAS $10,000            DATE               WAS $10,000
    ----       ----------------------       ----         ----------------------
   9/21/95             $10,000             6/30/00              $28,899
   9/30/95              10,010             9/30/00               30,596
  12/31/95              10,261            12/31/00               30,142
   3/31/96              10,882             3/31/01               30,207
   6/30/96              11,462             6/30/01               36,192
   9/30/96              11,713             9/30/01               28,213
  12/31/96              12,760            12/31/01               35,340
   3/31/97              13,327             3/31/02               38,259
   6/30/97              14,602             6/30/02               33,797
   9/30/97              17,250             9/30/02               25,870
  12/31/97              17,205            12/31/02               28,529
   3/31/98              19,851             3/31/03               26,226
   6/30/98              18,468             6/30/03               31,448
   9/30/98              15,499             9/30/03               33,797
  12/31/98              19,788            12/31/03               38,853
   3/31/99              20,717             3/31/04               40,870
   6/30/99              25,365             6/30/04               41,297
   9/30/99              23,675             9/30/04               39,043
  12/31/99              26,692            12/31/04               43,146
   3/31/00              28,170

DETAILS:

The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Fund's Class C share, and assumes no redemptions. The returns listed do not reflect deduction of the Fund's 1% maximum contingent deferred sales charge ("CDSC") for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Fund's Class C share average annual return from inception (9/21/95), and for the five-year and one-year periods ended 12/31/04, assuming reinvestment of dividends and capital distributions and deduction of the Fund's maximum CDSC of 1% for the one-year period was 17.05%, 10.08%, and 10.05% respectively. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted, to obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com. Performance for other share classes will vary.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing. A current prospectus may be obtained by calling
(800) 799-2113 or visiting the Fund's website at www.olsteinfunds.com.

The above information has been obtained from sources considered reliable, but no representation is made as to its completeness or accuracy. Not FDIC insured / Not bank-guaranteed / May lose value.

Expense Example                                    December 31, 2004 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions; if any; and
(2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 - December 31, 2004.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee and a $25 distribution fee. The example below includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Beginning             Ending          Expenses Paid
                                                     Account Value       Account Value     During Period*<F1>
                                                         7/1/04             12/31/04       7/1/04 - 12/31/04
                                                     -------------       -------------     ------------------
ACTUAL
   Class C                                             $1,000.00           $1,044.80             $11.13
   Adviser Class                                        1,000.00            1,048.60               7.28
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
   Class C                                             $1,000.00           $1,014.11             $10.97
   Adviser Class                                        1,000.00            1,017.89               7.17

*<F1> Expenses are equal to the Fund's annualized expense ratio of 2.16%, and 1.41% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets
as a percentage of total net assets                            December 31, 2004


Common Stocks                                                              87.7%
Short-Term Investments                                                     12.3%
Other Assets less Liabilites                                                1.3%
Securities Sold Short                                                      -1.3%

Schedule of Investments                            December 31, 2004 (Unaudited)

                                                    Shares/
                                                   Principal
                                                     Amount          Value
                                                   ---------         -----
COMMON STOCKS - 87.7%

  AEROSPACE & DEFENSE - 0.7%
     General Dynamics
       Corporation                                    133,000   $   13,911,800
                                                                --------------

  AIR FREIGHT & LOGISTICS - 1.4%
     Pacer International,
       Inc. (a)<F2>                                 1,396,320       29,685,763
                                                                --------------

  CAPITAL MARKETS - 4.5%
     Janus Capital Group Inc.                       1,955,300       32,868,593
     Merrill Lynch & Co., Inc.                        523,700       31,301,549
     Morgan Stanley                                   382,800       21,253,056
     Waddell & Reed Financial,
       Inc. - Class A                                 304,400        7,272,116
                                                                --------------
                                                                    92,695,314
                                                                --------------

  CHEMICALS - 2.8%
     Cambrex Corporation                              938,700       25,438,770
     Wellman, Inc. (c)<F4>                          3,075,000       32,871,750
                                                                --------------
                                                                    58,310,520
                                                                --------------

  COMMERCIAL BANKS - 1.9%
     Bank of America
       Corporation                                    485,200       22,799,548
     Comerica, Incorporated                           255,300       15,578,406
                                                                --------------
                                                                    38,377,954
                                                                --------------

  COMMERCIAL SERVICES & SUPPLIES - 2.7%
     John H. Harland Company                          855,900       30,897,990
     The ServiceMaster
       Company                                      1,752,500       24,166,975
                                                                --------------
                                                                    55,064,965
                                                                --------------

  COMMUNICATIONS EQUIPMENT - 2.0%
     3Com Corporation (a)<F2>                       1,662,500        6,932,625
     CommScope, Inc. (a)<F2>                        1,538,400       29,075,760
     Nortel Networks
       Corporation (a)<F2>(d)<F5>                   1,349,600        4,710,104
                                                                --------------
                                                                    40,718,489
                                                                --------------

  COMPUTERS & PERIPHERALS - 2.8%
     Adaptec, Inc. (a)<F2>                          3,310,100       25,123,659
     UNOVA, Inc. (a)<F2>                            1,317,100       33,309,459
                                                                --------------
                                                                    58,433,118
                                                                --------------

  CONSTRUCTION & ENGINEERING - 1.7%
     Chicago Bridge & Iron
       Company N.V. (d)<F5>                           185,000        7,400,000
     Quanta Services, Inc. (a)<F2>                  3,451,900       27,615,200
                                                                --------------
                                                                    35,015,200
                                                                --------------

  CONTAINERS & PACKAGING - 0.9%
     Bemis Company, Inc.                              674,600       19,624,114
                                                                --------------

  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
     CenturyTel, Inc.                                 576,300       20,441,361
                                                                --------------

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
     AVX Corporation.                               1,676,500       21,123,900
     Technitrol, Inc. (a)<F2>                         679,000       12,357,800
                                                                --------------
                                                                    33,481,700
                                                                --------------

  ENERGY EQUIPMENT & SERVICES - 0.5%
     Newpark Resources, Inc. (a)<F2>                1,906,500        9,818,475
                                                                --------------

  FOOD PRODUCTS - 2.5%
     Del Monte Foods
       Company (a)<F2>(b)<F3>                       4,762,400       52,481,648
                                                                --------------

  HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
     Baxter International
       Inc. (b)<F3>                                 1,026,100       35,441,494
     C. R. Bard, Inc.                                 203,500       13,019,930
     PerkinElmer, Inc.                                426,500        9,591,985
                                                                --------------
                                                                    58,053,409
                                                                --------------

  HOTELS, RESTAURANTS & LEISURE - 7.0%
     CKE Restaurants, Inc. (a)<F2>                  1,756,600       25,488,266
     Darden Restaurants, Inc.                         736,000       20,416,640
     McDonald's
       Corporation (b)<F3>                          1,024,850       32,856,691
     Scientific Games
       Corporation - Class A (a)<F2>                1,128,412       26,901,342
     Wendy's International, Inc.                      598,300       23,489,258
     WMS Industries Inc. (a)<F2>                      473,300       15,874,482
                                                                --------------
                                                                   145,026,679
                                                                --------------

  HOUSEHOLD DURABLES - 5.0%
     American Greetings
       Corporation - Class A                        1,702,100       43,148,235
     Furniture Brands
       International, Inc.                            320,700        8,033,535
     Tupperware Corporation                         1,736,000       35,969,920
     Universal Electronics
       Inc. (a)<F2>(c)<F4>                            909,700       16,010,720
                                                                --------------
                                                                   103,162,410
                                                                --------------

  HOUSEHOLD PRODUCTS - 1.1%
     Kimberly-Clark
       Corporation                                    344,550       22,674,836
                                                                --------------

  INDUSTRIAL CONGLOMERATES - 2.8%
     Tyco International
       Ltd. (b)<F3>(d)<F5>                          1,640,100       58,617,174
                                                                --------------

  INSURANCE - 3.0%
     The Chubb Corporation (b)<F3>                    186,500       14,341,850
     Everest Re Group, Ltd. (d)<F5>                   148,900       13,335,484
     Marsh & McLennan
       Companies, Inc.                              1,052,100       34,614,090
                                                                --------------
                                                                    62,291,424
                                                                --------------

  IT SERVICES - 1.2%
     First Data Corporation                           597,832       25,431,773
                                                                --------------

  LEISURE EQUIPMENT & PRODUCTS - 2.8%
     Hasbro, Inc.                                   1,858,800       36,023,544
     Mattel, Inc.                                   1,151,700       22,446,633
                                                                --------------
                                                                    58,470,177
                                                                --------------

  MACHINERY - 2.2%
     Cummins Inc.                                      73,300        6,141,807
     The Manitowoc
       Company, Inc. (b)<F3>                          646,200       24,329,430
     Pall Corporation                                 548,200       15,870,390
                                                                --------------
                                                                    46,341,627
                                                                --------------

  MEDIA - 11.8%
     Gray Television, Inc. (c)<F4>                  2,470,600       38,294,300
     The Interpublic Group of
       Companies, Inc. (a)<F2>(b)<F3>               4,328,500       58,001,900
     Journal Register
       Company (a)<F2>                              1,373,100       26,542,023
     Knight-Ridder, Inc.                              384,800       25,758,512
     Tribune Company                                  851,500       35,882,210
     Viacom Inc. - Class A                            810,100       30,038,508
     The Walt Disney Company                        1,073,100       29,832,180
                                                                --------------
                                                                   244,349,633
                                                                --------------

  METALS & MINING - 1.1%
     AK Steel Holding
       Corporation (a)<F2>                          1,556,000       22,515,320
                                                                --------------
  MULTILINE RETAIL - 0.8%
     J. C. Penney Company, Inc.                       421,000       17,429,400
                                                                --------------

  OIL & GAS - 1.9%
     The Williams
       Companies, Inc.                              2,405,300       39,182,337
                                                                --------------

  PAPER & FOREST PRODUCTS - 0.7%
     Weyerhaeuser Company                             230,900       15,521,098
                                                                --------------

  PHARMACEUTICALS - 1.4%
     Watson
       Pharmaceuticals, Inc. (a)<F2>                  880,700       28,895,767
                                                                --------------

  SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.3%
     Fairchild Semiconductor
       International, Inc. (a)<F2>                  1,672,600       27,196,476
                                                                --------------

  SPECIALTY RETAIL - 9.0%
     Claire's Stores, Inc.                          1,310,000       27,837,500
     Jo-Ann Stores, Inc. (a)<F2>                      690,900       19,027,386
     Office Depot, Inc. (a)<F2>                     1,234,600       21,432,656
     Payless ShoeSource,
       Inc. (a)<F2>                                 3,226,600       39,687,180
     Pier 1 Imports, Inc.                           1,686,600       33,226,020
     RadioShack Corporation                           757,600       24,909,888
     Ross Stores, Inc.                                679,600       19,620,052
                                                                --------------
                                                                   185,740,682
                                                                --------------

  TEXTILES, APPAREL & LUXURY GOODS - 4.8%
     Brown Shoe Company, Inc.                         894,300       26,676,969
     Liz Claiborne, Inc.                              387,800       16,369,038
     OshKosh B'Gosh,
       Inc. - Class A (c)<F4>                         910,000       19,474,000
     Tommy Hilfiger
       Corporation (a)<F2>(d)<F5>                   3,295,900       37,177,752
                                                                --------------
                                                                    99,697,759
                                                                --------------
     TOTAL COMMON STOCKS
       (Cost $1,434,867,906)                                     1,818,658,402
                                                                --------------

SHORT-TERM INVESTMENTS - 12.2%

  MUTUAL FUND - 0.1%
     First American Prime
       Obligations Fund                               999,899          999,899
                                                                --------------

  U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.1%
     Federal Home Loan Bank
       2.00% due 01/03/2005
         to 01/04/2005                            $52,717,000       52,709,566
       2.19% due 01/05/2005                        13,662,000       13,658,812
       3.00% due 01/10/2005                        18,010,000       18,000,545
       2.20% due 01/11/2005
         to 01/12/2005                             42,497,000       42,470,758
       2.22% due 01/13/2005                        14,444,000       14,433,841
       2.24% due 01/14/2005                        42,463,000       42,418,885
       2.25% due 01/18/2005
         to 01/26/2005                             48,628,000       48,572,475
       2.14% due 02/08/2005                        19,000,000       18,957,883
                                                                --------------
     TOTAL U.S. GOVERNMENT
       AGENCY OBLIGATIONS                                          251,222,765
                                                                --------------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $252,222,664)                                         252,222,664
                                                                --------------
TOTAL INVESTMENTS - 99.9%
  (Cost $1,687,090,570)                                          2,070,881,066
                                                                --------------
SECURITIES SOLD SHORT - (1.3)%
  (Proceeds $18,848,097)                                           (26,088,036)
OTHER ASSETS,
  LESS LIABILITIES - 1.4%                                           27,505,554
                                                                --------------
TOTAL NET ASSETS - 100.0%                                       $2,072,298,584
                                                                --------------
                                                                --------------

(a)<F2>   Non-income producing security.
(b)<F3> All or a portion of the securities have been committed as collateral for open short positions.
(c)<F4> Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 7.
(d)<F5>   Dollar-denominated foreign security.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                  December 31, 2004 (Unaudited)

                                                      Shares          Value
                                                      ------          -----
SECURITIES SOLD SHORT
  IT SERVICES
     Computer Sciences
       Corporation                                    462,800      $26,088,036
                                                                   -----------
TOTAL SECURITIES
  SOLD SHORT
  (PROCEEDS $18,848,097)                                           $26,088,036
                                                                   -----------
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                December 31, 2004 (Unaudited)

ASSETS:
  Investments, at value:
     Investments in securities of unaffiliated issuers
       (cost $1,599,542,300)                                    $1,964,230,296
     Investments in securities of affiliated issuers
       (cost $87,548,270) (See Note 7)                             106,650,770
                                                                --------------
  Total investments (cost $1,687,090,570)                        2,070,881,066
  Receivable from broker for proceeds on securities sold short      20,186,724
  Receivable for securities sold                                    10,880,147
  Receivable for capital shares sold                                 2,298,356
  Dividends and interest receivable                                  2,230,942
  Other assets                                                         102,956
                                                                --------------
        Total Assets                                             2,106,580,191
                                                                --------------
LIABILITIES:
  Securities sold short, at value (proceeds of $18,848,097)         26,088,036
  Payable for securities purchased                                      14,851
  Payable for capital shares redeemed                                1,750,513
  Distribution expense payable                                       4,125,683
  Payable to Investment Manager (See Note 4)                         1,731,326
  Accrued expenses and other liabilities                               571,198
                                                                --------------
        Total Liabilities                                           34,281,607
                                                                --------------
NET ASSETS                                                      $2,072,298,584
                                                                --------------
                                                                --------------
NET ASSETS CONSIST OF:
  Capital stock                                                 $1,662,239,806
  Accumulated undistributed net realized gain on investments
    sold and securities sold short                                  33,508,221
  Net unrealized appreciation (depreciation) on:
     Investments                                                   383,790,496
     Short positions                                                (7,239,939)
                                                                --------------
        Total Net Assets                                        $2,072,298,584
                                                                --------------
                                                                --------------
CLASS C:
  Net Assets                                                    $1,601,979,890
  Shares of beneficial interest outstanding (unlimited number
    of shares authorized, $0.001 par value)                         89,555,215
  Net asset value, offering and redemption (may be subject to
    contingent deferred sales charge) price per share                   $17.89
                                                                        ------
                                                                        ------
ADVISER CLASS:
  Net Assets
  $470,318,694
  Shares of beneficial interest outstanding (unlimited number
    of shares authorized, $0.001 par value)                         25,177,162
  Net asset value, offering and redemption price per share              $18.68
                                                                        ------
                                                                        ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                   For the
                                                               Six Months Ended
                                                              December 31, 2004
                                                              -----------------
                                                                 (Unaudited)
INVESTMENT INCOME:
  Dividend income (net of foreign tax withheld of $7,610):
     Dividend income from securities of unaffiliated issuers     $ 9,828,724
     Dividend income from securities of affiliated issuers
       (See Note 7)                                                  938,746
  Interest income                                                  1,106,822
                                                                 -----------
        Total investment income                                   11,874,292
                                                                 -----------
EXPENSES:
  Investment management fee (See Note 4)                           9,754,633
  Distribution expense - Class C                                   7,539,711
  Distribution expense - Adviser Class                               553,731
  Shareholder servicing and accounting costs                         748,927
  Administration fee                                                 452,722
  Professional fees                                                   83,536
  Reports to shareholders                                             71,690
  Custody fees                                                        68,280
  Federal and state registration                                      53,056
  Trustees' fees and expenses                                         33,526
  Other                                                               50,612
                                                                 -----------
     Total expenses before dividends on short positions           19,410,424
     Dividends on short positions                                     23,475
                                                                 -----------
     Total expenses                                               19,433,899
                                                                 -----------
     Net investment loss                                          (7,559,607)
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Investments of unaffiliated issuers                          72,076,217
     Investments of affiliated issuers (See Note 7)               (3,731,238)
     Short positions                                               1,244,584
  Change in unrealized appreciation/depreciation on:
     Investments                                                  32,620,258
     Short positions                                              (4,641,463)
                                                                 -----------
  Net realized and unrealized gain on investments                 97,568,358
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $90,008,751
                                                                 -----------
                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                                For the               For the
                                                            Six Months Ended        Period Ended      For the Year Ended
                                                           December 31, 2004    June 30, 2004(1)<F6>    August 31, 2003
                                                           -----------------    --------------------  ------------------
                                                              (Unaudited)
OPERATIONS:
  Net investment loss                                        $   (7,559,607)      $  (12,481,305)       $  (13,024,531)
  Net realized gain (loss) on:
     Investments                                                 68,344,979          201,380,700          (163,843,078)
     Short positions                                              1,244,584           (7,994,189)            1,337,909
  Change in unrealized appreciation/depreciation on:
     Investments                                                 32,620,258          139,888,729           405,874,984
     Short positions                                             (4,641,463)           3,390,522            (9,898,255)
                                                             --------------       --------------        --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             90,008,751          324,184,457           220,447,029
                                                             --------------       --------------        --------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                                       (24,672,412)                  --                    --
                                                             --------------       --------------        --------------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS
  FROM NET REALIZED GAINS                                        (6,968,081)                  --                    --
                                                             --------------       --------------        --------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 6)                                6,119,812          138,317,173           (52,432,393)
                                                             --------------       --------------        --------------

TOTAL INCREASE IN NET ASSETS                                     64,488,070          462,501,630           168,014,636

NET ASSETS:
  Beginning of period                                         2,007,810,514        1,545,308,884         1,377,294,248
                                                             --------------       --------------        --------------
  End of period                                              $2,072,298,584       $2,007,810,514        $1,545,308,884
                                                             --------------       --------------        --------------
                                                             --------------       --------------        --------------

(1)<F6> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

ADVISER CLASS

                                             FOR THE       FOR THE      FOR THE       FOR THE       FOR THE       FOR THE PERIOD
                                           SIX MONTHS      PERIOD         YEAR          YEAR         YEAR      SEPT. 21, 1999++<F7>
                                              ENDED         ENDED        ENDED         ENDED         ENDED           THROUGH
                                            DEC. 31,      JUNE 30,      AUG. 31,      AUG. 31,     AUG. 31,          AUG. 31,
                                              2004       2004 5<F14>      2003          2002         2001              2000
                                           ----------    -----------    --------      --------     --------    --------------------
                                           (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD        $18.09        $14.93        $12.66        $15.77       $16.89            $17.48
                                             ------        ------        ------        ------       ------            ------
INVESTMENT OPERATIONS:
  Net investment income (loss)                (0.02)1       (0.03)2       (0.05)2       (0.07)2      (0.04)2            0.052
                                                   <F10>         <F11>         <F11>         <F11>        <F11>            <F11>
  Net realized and unrealized
    gain (loss) on investments                 0.89          3.19          2.32         (1.84)        1.74              3.10
                                             ------        ------        ------        ------       ------            ------
     Total from investment operations          0.87          3.16          2.27         (1.91)        1.70              3.15
                                             ------        ------        ------        ------       ------            ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                         (0.28)           --            --         (1.20)       (2.82)            (3.74)
                                             ------        ------        ------        ------       ------            ------
NET ASSET VALUE - END OF PERIOD              $18.68        $18.09        $14.93        $12.66       $15.77            $16.89
                                             ------        ------        ------        ------       ------            ------
                                             ------        ------        ------        ------       ------            ------

TOTAL RETURN                                  4.86%++      21.17%++      17.93%      (13.21)%       11.99%            25.17%++
                                                  <F8>          <F8>                                                       <F8>

Ratios (to average net assets)/
  Supplemental Data:
  Expenses3<F12>                              1.41%*        1.41%*        1.48%         1.43%        1.43%             1.45%*
                                                  <F9>          <F9>                                                       <F9>
  Net investment income (loss)              (0.20)%*      (0.25)%*      (0.41)%       (0.46)%      (0.22)%             0.34%*
                                                  <F9>          <F9>                                                       <F9>
Portfolio turnover rate4<F13>                30.40%        52.45%        79.55%        81.86%      106.56%           158.44%
Net assets at end of period (000 omitted)  $470,319      $451,620      $350,583      $356,839     $198,742           $24,058

++<F7> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
++<F8>    Not annualized.
 *<F9>    Annualized.
1<F10> Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
2<F11> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
3<F12> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended December 31, 2004, August 31, 2003, 2002 and 2000 was 0.00%,
          0.02%, 0.01% and 0.00%, respectively. There were no dividends on short positions for the periods ended August 31, 2001 and June 30, 2004.
4<F13> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5<F14> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

CLASS C

                                        FOR THE       FOR THE
                                      SIX MONTHS      PERIOD       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                         ENDED         ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                       DEC. 31,      JUNE 30,      AUG. 31,      AUG. 31,     AUG. 31,      AUG. 31,      AUG. 31,
                                         2004       2004 5<F23>      2003          2002         2001       2000++<F15>      1999
                                      ----------    -----------   ----------    ----------   ----------    -----------   ----------
                                      (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                   $17.40        $14.45        $12.34        $15.51       $16.77        $17.43        $10.88
                                        ------        ------        ------        ------       ------        ------        ------
INVESTMENT OPERATIONS:
  Net investment loss                    (0.08)1       (0.13)2       (0.14)2       (0.18)2      (0.12)2       (0.07)2       (0.11)2
                                             <F19>         <F20>         <F20>         <F20>        <F20>         <F20>       <F20>
  Net realized and unrealized
    gain (loss) on investments            0.85          3.08          2.25         (1.79)        1.68          3.15          7.31
                                        ------        ------        ------        ------       ------        ------        ------
     Total from
       investment operations              0.77          2.95          2.11         (1.97)        1.56          3.08          7.20
                                        ------        ------        ------        ------       ------        ------        ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                    (0.28)           --            --         (1.20)       (2.82)        (3.74)        (0.65)
                                        ------        ------        ------        ------       ------        ------        ------
NET ASSET VALUE -
  END OF PERIOD                         $17.89        $17.40        $14.45        $12.34       $15.51        $16.77        $17.43
                                        ------        ------        ------        ------       ------        ------        ------
                                        ------        ------        ------        ------       ------        ------        ------

TOTAL RETURN++<F16>                      4.48%*       20.42%*       17.10%      (13.86)%       11.12%        24.64%        67.99%
                                             <F17>         <F17>

Ratios (to average net assets)/
  Supplemental Data:
  Expenses3<F21>                         2.16%**       2.16%**       2.23%         2.18%        2.18%         2.20%         2.29%
                                             <F18>         <F18>
  Net investment loss                  (0.94)%**     (1.00)%**     (1.16)%       (1.21)%      (0.75)%       (0.44)%       (0.74)%
                                             <F18>         <F18>
Portfolio turnover rate4<F22>           30.40%        52.45%        79.55%        81.86%      106.56%       158.44%       179.33%
Net assets at end of
  period (000 omitted)              $1,601,980    $1,556,190    $1,194,726    $1,020,455     $684,738      $465,652      $349,157

 ++<F15> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
 ++<F16> Total returns do not reflect any deferred sales charge for Class C Shares.
  *<F17>   Not annualized.
 **<F18>   Annualized.
  1<F19> Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
  2<F20> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  3<F21> The expense ratio includes interest expense on equity swap contracts and/or dividends on short positions where applicable. The ratio of interest expense on equity swap contracts and/or dividends on short positions for the periods ended December 31, 2004, August 31, 2003, 2002, 2000 and 1999 was 0.00%, 0.02%, 0.01%, 0.00% and 0.10%,
           respectively. There was no interest expense on equity swap contracts or dividends on short positions for the periods ended August 31, 2001 and June 30, 2004.
  4<F22> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  5<F23> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware statutory trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

     The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 1.00% of the original purchase price for Class C shares within one year of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager"). The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may also use independent pricing services to assist in pricing portfolio securities.

     Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

     Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared and paid annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investment income includes $76,232 of interest earned on receivables from brokers for proceeds on securities sold short. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

     Expenses. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not attributable to a particular class are typically allocated among each class in proportion to their respective net assets.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the six months ended December 31, 2004, purchases and sales of investment securities (including securities sold short and excluding short-term investments) for the Fund were $564,553,378 and $763,015,057, respectively. The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the six months ended December 31, 2004.

     At June 30, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of Investments                                     $1,674,104,454
                                                             --------------
                                                             --------------
     Gross unrealized appreciation                           $  403,061,586
     Gross unrealized depreciation                              (58,003,435)
                                                             --------------
     Net unrealized appreciation/(depreciation)              $  345,058,151
                                                             --------------
                                                             --------------
     Undistributed ordinary income                           $           --
     Undistributed long-term capital gain                         1,671,238
                                                             --------------
     Total distributable earnings                            $    1,671,238
                                                             --------------
                                                             --------------
     Other accumulated losses                                $   (2,598,476)
                                                             --------------
     Total accumulated earnings/(losses)                     $  344,130,913
                                                             --------------
                                                             --------------

     For the period ended June 30, 2004, capital loss carryforwards of $83,311,659 were utilized by the Fund.

     The tax components of dividends paid during the six months ended December 31, 2004, the period ended June 30, 2004 and the year ended August 31, 2003 were as follows:

                              December 31, 2004  June 30, 2004   August 31, 2003
                              -----------------  -------------   ---------------
     Ordinary Income             $        --        $     --        $     --
     Long-Term Capital Gains     $31,640,493        $     --        $     --

     Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At December 31, 2004, the Fund had 1.3% of its net assets in short positions.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates as the investment manager (the "Investment Manager"). Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended December 31, 2004, the Fund incurred investment management fees of $9,754,633 with $1,731,326 payable to the Investment Manager as of December 31, 2004.

     Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the six months ended December 31, 2004, fees accrued by the Fund pursuant to the 12b-1 Plans were $7,539,711 for Class C and $553,731 for Adviser Class Shares.

     During the six months ended December 31, 2004, the Fund paid total brokerage commissions of $138,490 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At December 31, 2004, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                   SIX MONTHS ENDED                   PERIOD ENDED                     YEAR ENDED
                                   DECEMBER 31, 2004             JUNE 30, 2004(1)<F24>               AUGUST 31, 2003
                                -----------------------         -----------------------          -----------------------
                                        CLASS C                         CLASS C                          CLASS C
                                 SHARES         AMOUNT           SHARES         AMOUNT            SHARES         AMOUNT
                                --------       --------         --------       --------          --------       --------
     Shares sold                5,075,051   $  84,594,983      15,286,566     $250,851,265      11,314,672    $137,015,827
     Shares issued to
       shareholders in
       reinvestment of
       distributions            1,358,313      23,444,479              --               --              --              --
     Shares redeemed           (6,297,386)   (105,456,999)     (8,554,911)    (139,399,931)    (11,292,523)   (133,244,914)
                               ----------   -------------      ----------     ------------      ----------    ------------
     Net increase                 135,978   $   2,582,463       6,731,655     $111,451,334          22,149    $  3,770,913
                                            -------------                     ------------                    ------------
                                            -------------                     ------------                    ------------
     SHARES OUTSTANDING:
     Beginning of period       89,419,237                      82,687,582                       82,665,433
                               ----------                      ----------                       ----------
     End of period             89,555,215                      89,419,237                       82,687,582
                               ----------                      ----------                       ----------
                               ----------                      ----------                       ----------

                                   SIX MONTHS ENDED                   PERIOD ENDED                     YEAR ENDED
                                   DECEMBER 31, 2004             JUNE 30, 2004(1)<F24>               AUGUST 31, 2003
                                -----------------------         -----------------------          -----------------------
                                     ADVISER CLASS                   ADVISER CLASS                    ADVISER CLASS
                                 SHARES         AMOUNT           SHARES         AMOUNT            SHARES         AMOUNT
                                --------       --------         --------       --------          --------       --------
     Shares sold                4,301,386   $  74,777,743       5,971,255     $102,480,476       6,433,373    $ 79,635,328
     Shares issued to
       shareholders in
       reinvestment of
       distributions              374,944       6,752,748              --               --              --              --
     Shares redeemed           (4,462,475)    (77,993,142)     (4,493,859)     (75,614,637)    (11,136,870)   (135,838,634)
                               ----------   -------------      ----------     ------------      ----------    ------------
     Net increase
       (decrease)                 213,855   $   3,537,349       1,477,396     $ 26,865,839      (4,703,497)   $(56,203,306)
                                            -------------                     ------------                    ------------
                                            -------------                     ------------                    ------------
     SHARES OUTSTANDING:
     Beginning of period       24,963,307                      23,485,911                       28,189,408
                               ----------                      ----------                       ----------
     End of period             25,177,162                      24,963,307                       23,485,911
                               ----------                      ----------                       ----------
                               ----------                      ----------                       ----------
     Total Net Increase
       (Decrease)                           $   6,119,812                     $138,317,173                    $(52,432,393)
                                            -------------                     ------------                    ------------
                                            -------------                     ------------                    ------------

(1)<F24> Effective April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

7. OTHER AFFILIATES.*<F25> Investments representing 5% or more of the outstanding voting securities of a company held in the Fund's portfolio result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of December 31, 2004 amounted to $106,650,770 representing 5.15% of net assets. Transactions during the six months ended December 31, 2004 in which the issuer was an "affiliated person" are as follows:

                                          OshKosh                                         The Wet
                            Gray       B'Gosh, Inc.-     Universal                      Seal, Inc.-
                      Television, Inc.    Class A    Electronics Inc.  Wellman, Inc.   Class A**<F26>       Total
                      ---------------- ------------  ----------------  -------------   --------------       -----
June 30, 2004
     Balance
     Shares                      --         785,800       1,039,800       2,871,000        2,208,100       6,904,700
     Cost               $        --     $16,856,735     $15,273,840     $22,452,480      $18,866,995     $73,450,050

Gross Additions
     Shares                 359,800         124,200              --         204,000               --         688,000
     Cost               $ 4,395,403     $ 2,216,825     $        --     $ 1,472,424      $        --     $ 8,084,652

Gross Deductions
     Shares                      --              --         130,100              --          625,200         755,300
     Cost               $        --     $        --     $ 2,162,165     $        --      $ 5,626,911     $ 7,789,076

December 31, 2004
     Balance
     Shares               2,470,600         910,000         909,700       3,075,000               --       7,365,300
     Cost               $31,438,131     $19,073,560     $13,111,675     $23,924,904      $        --     $87,548,270
                        -----------     -----------     -----------     -----------      -----------     -----------
                        -----------     -----------     -----------     -----------      -----------     -----------

Realized gain           $        --     $        --     $   321,685     $        --      $(4,052,923)    $(3,731,238)
                        -----------     -----------     -----------     -----------      -----------     -----------
                        -----------     -----------     -----------     -----------      -----------     -----------

Investment income       $   444,708     $   186,538     $        --     $   307,500      $        --     $   938,746
                        -----------     -----------     -----------     -----------      -----------     -----------
                        -----------     -----------     -----------     -----------      -----------     -----------

 *<F25> As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.
**<F26> Security that was considered affiliated due to the Fund's beneficial ownership representing more than 5% of the outstanding securities during the six months ended December 31, 2004, but not at December 31, 2004.

          Note: Schedule may not roll forward as schedule only reflects activity during time the Fund deemed an affiliate (held more than 5% of stock's outstanding securities).

8. LINE OF CREDIT. The Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the "Bank") to be used for liquidity purposes. The interest rate on any borrowings is the Bank's announced prime rate. During the six months ended December 31, 2004, the Fund did not draw upon the line of credit.

Additional Information

The Board of Trustees of the Trust, on behalf of the Fund, has delegated all proxy voting responsibilities related to the portfolio securities held by the Fund to the Investment Manager. A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113. A description is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.
       -----------

The Investment Manager's proxy voting record for the Fund for annual periods ending June 30 each year will be available to shareholders. The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

The Fund is required to file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Form N-Q is available, without charge, upon request on the SEC's website at http://www.sec.gov. Copies of Form N-Q can also be obtained by (i) visiting the
       -----------
SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                               Purchase, NY 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                             ----------------------
                               Ernst & Young LLP
                             233 South Wacker Drive
                               Chicago, IL 60606

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113
                              WWW.OLSTEINFUNDS.COM

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) The Olstein Funds
                  ----------------------------------------

     By (Signature and Title) /s/ Robert A. Olstein
                              ----------------------------
                              Robert A. Olstein, President

     Date 3/4/2005
          --------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F27> /s/ Robert A. Olstein
                                    ----------------------------
                                    Robert A. Olstein, President

     Date 3/4/2005
          --------

     By (Signature and Title)*<F27> /s/ Michael Luper
                                    ------------------------
                                    Michael Luper, Treasurer

     Date 3/4/2005
          --------

*<F27> Print the name and title of each signing officer under his or her signature.